UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): September 25, 2006

                  CWABS Asset-Backed Certificates Trust 2006-17
                  ---------------------------------------------
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-135846-05

                                   CWABS, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-135846

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)

               Delaware                                 95-4596514
               --------                                 ----------
    (State or Other Jurisdiction of        (I.R.S. Employer Identification No.
    Incorporation of the depositor)                 of the depositor)

        4500 Park Granada, Calabasas, California                         91302
        ----------------------------------------                         -----
(Address of Principal Executive Offices of the depositor)             (Zip Code)


The depositor's telephone number, including area code (818) 225-3237

________________________________________________________________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.  Other Events.
---------   ------------

     On September 25, 2006, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 2006, by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2006-17 (the "Certificates"). The Certificates were issued on September 25, 2006. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.


Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

          Not applicable.

     (b)  Pro Forma Financial Information.
          -------------------------------

          Not applicable.

     (c)  Shell Company Transactions.
          --------------------------

          Not applicable.

     (d)  Exhibits.
          --------

          4.1  Pooling and Servicing Agreement

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWABS, INC.



                                        By:   /s/ Darren Bigby
                                              ----------------
                                        Name:     Darren Bigby
                                        Title:    Vice President



Dated:  November 21, 2006

                                  Exhibit Index
                                  -------------


Exhibit No.             Description
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4.1                     Pooling and Servicing Agreement